Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill [Abstract]
Goodwill

7. Goodwill

Goodwill is the excess of cost over the estimated fair value of net assets acquired. Information regarding goodwill was as follows:

	December 31,
	2011	2010	2009
	(In millions)
Balance at January 1,	$11,781	$5,047	$5,008
Acquisitions	39	6,959	—
Impairments (1)	(65)	—	—
Effect of foreign currency translation and other	180	(225)	39

Balance at December 31,	$11,935	$11,781	$5,047

(1)	At December 31, 2011, the Company’s accumulated goodwill impairment loss was $65 million.

In the first quarter of 2012, the Company reorganized its business into six segments: Retail Products; Group, Voluntary and Worksite Benefits; Corporate Benefit Funding; Latin America; Asia; and EMEA. As a result of the reorganization, the Company reallocated goodwill from the former segments to the new segments. Information regarding allocated goodwill was as follows:

	December 31,
	2011		2010
	(In millions)
Retail Products	$2,955		$2,955
Group, Voluntary and Worksite Benefits	308		308
Corporate Benefit Funding	900		900
Latin America	501		229
Asia	5,443	(1)	72
EMEA	1,423		38
Corporate & Other	405		470

Total	$11,935		$4,972

(1)	Includes goodwill of $5.4 billion from the Japan operations.

The table above does not include goodwill of $6.8 billion at December 31, 2010 associated with ALICO, which was allocated to the former International segments in the first quarter of 2011. In connection with the reorganization, $312 million, $5.1 billion and $1.4 billion of goodwill were reallocated to Latin America, Asia and EMEA, respectively. See Note 2 for a description of the ALICO acquisition and Note 22 for a discussion of the reorganization.

As of November 1, 2011, American Life’s current and deferred income taxes were affected by measurement period adjustments, which resulted in a $39 million increase to the goodwill recorded as part of the Acquisition related to Asia. See Note 15.

During the third quarter of 2011, the Company began exploring the sale of MetLife Bank’s depository business. As a result, in September 2011, the Company performed a goodwill impairment test on MetLife Bank, which was a separate reporting unit within Corporate & Other. A comparison of the fair value of the reporting unit, using a market multiple approach, to its carrying value indicated a potential for goodwill impairment. A further comparison of the implied fair value of the reporting unit’s goodwill with its carrying amount indicated that the entire amount of goodwill associated with MetLife Bank was impaired. Consequently, the Company recorded a $65 million goodwill impairment charge that is reflected as a net investment loss for the year ended December 31, 2011.

In addition, the Company performed its annual goodwill impairment tests of its other reporting units during the third quarter of 2011 based upon data at June 30, 2011 and concluded that the fair values of all reporting units were in excess of their carrying values and, therefore, goodwill was not impaired. Such tests are described in more detail in Note 1.

Based on the adverse economic conditions in 2011, which caused both equity markets and interest rates to decline, the Company assessed the need to update the annual impairment tests and identified only one former reporting unit, Retirement Products, which is now included in Retail Products in the table above, that warranted interim impairment testing. The results of the testing indicated that goodwill for the former Retirement Products reporting unit was not impaired.

Management continues to evaluate current market conditions that may affect the estimated fair value of these reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.